Exhibit 99.1

Financial Supplement

Fourth Quarter 2022

Recast for Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI) - Unaudited
Accounting Standards Update No. 2018-12

CITIZENS, INC.	Exhibit 99.1

2022 NOTES TO FILING

Introductory note

Citizens, Inc., also referred to as “Citizens,” “we,” “our,” “its” or the “Company,” adopted Accounting Standards Update No. 2018-12 (“ASU 2018-12”), Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”) on January 1, 2023, on a modified retrospective basis with a transition date of January 1, 2021. This Exhibit 99.1 to the Form 8-K is for informational purposes only and includes unaudited figures. The financial statements and related information included within are those management feels are most important and relevant for the users of the Company’s consolidated financial statements and should be read in conjunction with its Annual Report on Form 10-K for the year ended December 31, 2022, originally filed with the Securities and Exchange Commission (the "SEC") on March 10, 2023 (“2022 Form 10-K”). Certain quarterly information not typically included in the 2022 Form 10-K has been included herein for purposes of additional analysis.

Adoption of New Accounting Standard

Citizens has recast certain information contained in its 2022 Form 10-K to reflect the adoption of LDTI. In the first quarter of 2023, the Company adopted ASU 2018-12 which updated certain requirements for the accounting for long-duration insurance contracts and, in accordance with accounting principles generally accepted in the U.S., the Company is required to restate previously reported prior period balances in future financial statements for comparative purposes. The following is a discussion of the most significant impacts as a result of the adoption of LDTI.

•Cash flow assumptions and measuring liability for future policy benefits – ASU 2018-12 requires the Company to review its cash flow assumptions at least annually and update, when necessary, with the impact recognized in net income in the period of the change. Upon adoption, the Company recorded a charge of $0.1 million to retained earnings, net of tax, primarily from capping net premium ratios for certain policyholder benefit cohorts at 100%, increasing reserves for certain non-premium paying cohorts and flooring certain DAC cohorts at zero.
•Discount rate – The discount rate assumption is prescribed by ASU 2018-12 as an upper-medium (low credit risk) fixed-income yield and is required to be updated every quarter. The change in the liability as a result of updating the discount rate assumption is recognized in other comprehensive income (loss) (“OCI”). Upon adoption, there was a pretax decrease to accumulated other comprehensive income (loss) in the amount of $370.3 million as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment largely reflects the difference between discount rates locked-in at contract inception versus current discount rates at transition.
•Deferred policy acquisition costs and similar balances – Deferred policy acquisition costs (“DAC”) and other capitalized costs such as cost of insurance acquired (“COIA”) and unearned revenue are amortized on a constant level or straight-line basis over the expected term of the contracts. Upon adoption, the Company recorded a pretax decrease in the amount of $35.2 million to accumulated other comprehensive income (loss) for the removal of net cumulative adjustments to DAC, COIA and unearned revenue associated with unrealized gains and losses previously recorded in accumulated other comprehensive income (loss).
•Other comprehensive income ("OCI") was reduced by $316.8 million primarily due to the difference in the discount rate used prior to transition and the discount rate at January 1, 2021 and the elimination of the adjustments to DAC, COIA and unearned revenue associated with unrealized gains and losses described above after adjusting the changes for taxes.

Change in Balance Sheet Presentation

The Company revised the presentation of its future policy benefit reserves, annuity reserves, supplemental contracts without life contingency reserves and other policyholders’ funds in the consolidated balance sheet. Previously, annuity reserves were reported under future policy benefit reserves while supplemental contracts without life contingency reserves were reported in other policyholders’ funds in the consolidated balance sheet. The Company revised prior periods’ balance sheets to combine annuity reserves and supplemental contracts without life contingency reserves into the annuities financial statement line item under policyholders’ funds in the updated presentation.

CITIZENS, INC.	Exhibit 99.1

FORWARD-LOOKING STATEMENTS

This exhibit 99.1 to the Form 8-K (the “Recast Financial Supplement”) contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Recast Financial Supplement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our expected capital needs, and our objectives for future operations, are forward-looking statements. Forward-looking statements may be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in Part I, Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 10, 2023. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Recast Financial Supplement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should read this Recast Financial Supplement completely and with the understanding that actual results may be materially different from expectations. All forward-looking statements made in this Recast Financial Supplement are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Recast Financial Supplement, and we do not undertake any obligation to update or revise any forward-looking statements to reflect the occurrences of events, unanticipated or otherwise, other than as may be required by law.

CITIZENS, INC.

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES Consolidated Balance Sheets (Recast for LDTI)
As of (Unaudited, in thousands)	Dec. 31, 2022	Dec. 31, 2021
Assets
Investments:
Fixed maturity securities available-for-sale	$1,179,619	1,470,617
Equity securities	11,590	14,844
Policy loans	78,773	80,307
Other long-term investments	69,558	57,399
Short-term investments	1,241	—
Total investments	1,340,781	1,623,167
Cash and cash equivalents	22,973	27,294
Accrued investment income	17,131	16,197
Reinsurance recoverable	4,560	5,539
Deferred policy acquisition costs	162,927	152,418
Cost of insurance acquired	10,647	11,268
Federal income tax receivable	601	762
Deferred tax asset, net	—	5,532
Property and equipment, net	12,926	14,074
Due premiums	11,829	10,748
Other assets	6,328	5,739
Total assets	$1,590,703	1,872,738

Liabilities and Stockholders' Equity
Liabilities:
Policy liabilities:
Future policy benefit reserves:
Life insurance	$1,198,647	1,531,711
Accident and health	767	784
Future policy benefit reserves	1,199,414	1,532,495
Policyholders' funds:
Annuities	121,422	109,441
Dividend accumulations	41,663	37,760
Premiums paid in advance	36,384	40,690
Policy claims payable	9,884	14,590
Other policyholders' funds	7,501	6,740
Total policyholders' funds	216,854	209,221
Total policy liabilities	1,416,268	1,741,716
Commissions payable	1,967	2,285
Deferred federal income tax liability, net	3,653	—
Other liabilities	41,025	28,780
Total liabilities	1,462,913	1,772,781
Stockholders' Equity:
Class A common stock	268,147	265,561
Class B common stock	3,184	3,184
Accumulated deficit	16,309	(9,698)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on fixed maturity securities, net of tax	(137,044)	(138,989)
Treasury stock, at cost	(22,806)	(20,101)
Total stockholders' equity	127,790	99,957
Total liabilities and stockholders' equity	$1,590,703	1,872,738
Exhibit 99.1 | Citizens, Inc. 8-K 1

CITIZENS, INC.

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES Consolidated Balance Sheets, Continued Quarterly Summary (Recast for LDTI)
As of (Unaudited, in thousands)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Assets
Investments:
Fixed maturity securities available-for-sale	$1,179,619	1,161,048	1,237,004	1,355,410
Equity securities	11,590	11,789	12,711	13,902
Policy loans	78,773	78,085	78,586	79,345
Other long-term investments	69,558	62,717	66,002	63,927
Short-term investments	1,241	1,241	—	—
Total investments	1,340,781	1,314,880	1,394,303	1,512,584
Cash and cash equivalents	22,973	21,007	22,407	21,298
Accrued investment income	17,131	16,615	16,497	15,755
Reinsurance recoverable	4,560	3,485	3,426	3,574
Deferred policy acquisition costs	162,927	159,104	156,356	153,640
Cost of insurance acquired	10,647	10,822	10,988	11,139
Tax asset	601	—	204	3,851
Property and equipment, net	12,926	13,310	13,689	14,088
Due premiums	11,829	10,551	9,538	8,971
Other assets	6,328	6,572	6,801	5,886
Total assets	1,590,703	1,556,346	1,634,209	1,750,786

Liabilities and Stockholders' Equity
Liabilities:
Policy liabilities:
Future policy benefit reserves:
Life insurance	$1,198,647	1,190,502	1,263,346	1,380,100
Accident and health	767	729	745	766
Future policy benefit reserves	1,199,414	1,191,231	1,264,091	1,380,866
Policyholders' funds:
Annuities	121,422	118,452	114,923	111,751
Dividend accumulations	41,663	40,483	39,622	38,575
Premiums paid in advance	36,384	38,437	39,636	40,433
Policy claims payable	9,884	7,979	8,475	9,659
Other policyholders' funds	7,501	7,235	7,286	7,088
Total policyholders' funds	216,854	212,586	209,942	207,506
Total policy liabilities	1,416,268	1,403,817	1,474,033	1,588,372
Commissions payable	1,967	1,772	1,917	1,816
Deferred federal income tax liability, net	3,653	1,992	—	—
Current federal income tax payable	—	2,254	2,167	—
Payable for securities in process of settlement	—	—	3,291	3,815
Other liabilities	41,025	35,466	29,477	31,307
Total liabilities	1,462,913	1,445,301	1,510,885	1,625,310
Stockholders' Equity:
Class A common stock	268,147	267,988	267,850	267,442
Class B common stock	3,184	3,184	3,184	3,184
Accumulated deficit	16,309	2,650	(757)	(3,249)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on fixed maturity securities, net of tax	(137,044)	(140,493)	(125,552)	(121,800)
Treasury stock, at cost	(22,806)	(22,284)	(21,401)	(20,101)
Total stockholders' equity	127,790	111,045	123,324	125,476
Total liabilities and stockholders' equity	$1,590,703	1,556,346	1,634,209	1,750,786
Exhibit 99.1 | Citizens, Inc. 8-K 2

CITIZENS, INC.

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES Consolidated Statements of Operations and Comprehensive Income (Loss) (Recast for LDTI)
For the Years Ended (Unaudited, in thousands, except share amounts)	Dec. 31, 2022	Dec. 31, 2021
Revenues:
Premiums:
Life insurance	$167,586	169,801
Accident and health insurance	1,278	1,250
Property insurance	4,850	3,677
Net investment income	65,426	61,495
Investment related gains (losses), net	(10,291)	10,991
Other income	3,675	3,332
Total revenues	232,524	250,546
Benefits and Expenses:
Insurance benefits paid or provided:
Claims and surrenders	119,935	119,735
Increase in future policy benefit reserves	5,290	9,782
Policyholder liability remeasurement (gain) loss	2,398	1,425
Policyholders' dividends	6,013	6,180
Total insurance benefits paid or provided	133,636	137,122
Commissions	36,222	35,463
Other general expenses	45,177	43,370
Capitalization of deferred policy acquisition costs	(24,899)	(22,740)
Amortization of deferred policy acquisition costs	14,390	13,445
Amortization of cost of insurance acquired	621	757
Goodwill impairment	—	12,624
Total benefits and expenses	205,147	220,041
Income (loss) before federal income tax	27,377	30,505
Federal income tax expense (benefit)	1,370	(42,201)
Net income (loss)	26,007	72,706
Basic Earnings Per Share:
Class A common stock	$0.52	1.46
Class B common stock	—	0.73
Diluted Earnings Per Share:
Class A common stock	0.51	1.44
Class B common stock	—	0.72
Other Comprehensive Income (Loss):
Unrealized gains (losses) on fixed maturity securities:
Unrealized holding gains (losses) arising during period	(328,673)	(41,123)
Reclassification adjustment for losses (gains) included in net income (loss)	104	(243)
Unrealized gains (losses) on fixed maturity securities, net	(328,569)	(41,366)
Change in current discount rate for liability for future policy benefits	337,776	92,396
Income tax expense (benefit) on unrealized gains (losses) on fixed maturity securities	7,262	1,449
Other comprehensive income (loss)	1,945	49,581
Total comprehensive income (loss)	$27,952	122,287

Exhibit 99.1 | Citizens, Inc. 8-K 3

CITIZENS, INC.

CITIZENS, INC. AND CONSOLIDATED SUBSIDIARIES Consolidated Statements of Operations and Comprehensive Income (Loss), Continued Quarterly Summary (Recast for LDTI)
For the Three Months Ended (Unaudited, in thousands, except share amounts)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Revenues:
Premiums:
Life insurance	$46,656	42,423	40,761	37,746
Accident and health insurance	413	299	280	286
Property insurance	1,182	1,153	1,183	1,332
Net investment income	17,443	16,604	15,892	15,487
Investment related gains (losses), net	298	(4,991)	(5,016)	(582)
Other income	1,265	688	634	1,088
Total revenues	67,257	56,176	53,734	55,357
Benefits and Expenses:
Insurance benefits paid or provided:
Claims and surrenders	33,675	30,729	27,097	28,434
Increase in future policy benefit reserves	308	1,138	3,730	114
Policyholder liability remeasurement (gain) loss	1,152	(89)	667	668
Policyholders' dividends	1,756	1,389	1,515	1,353
Total insurance benefits paid or provided	36,891	33,167	33,009	30,569
Commissions	10,415	9,210	8,924	7,673
Other general expenses	12,188	11,559	10,400	11,030
Capitalization of deferred policy acquisition costs	(7,562)	(6,372)	(6,184)	(4,781)
Amortization of deferred policy acquisition costs	3,739	3,624	3,468	3,559
Amortization of cost of insurance acquired	175	166	151	129
Total benefits and expenses	55,846	51,354	49,768	48,179
Income (loss) before federal income tax	11,411	4,822	3,966	7,178
Federal income tax expense (benefit)	(2,248)	1,415	1,474	729
Net income (loss)	13,659	3,407	2,492	6,449
Basic Earnings Per Share:
Class A common stock	$0.27	0.07	0.05	0.13
Diluted Earnings Per Share:
Class A common stock	0.27	0.06	0.05	0.13
Other Comprehensive Income (Loss):
Unrealized gains (losses) on fixed maturity securities:
Unrealized holding gains (losses) arising during period	12,005	(88,382)	(119,531)	(132,765)
Reclassification adjustment for losses (gains) included in net income (loss)	26	43	(24)	59
Unrealized gains (losses) on fixed maturity securities, net	12,031	(88,339)	(119,555)	(132,706)
Change in current discount rate for liability for future policy benefits	(7,482)	73,214	120,437	151,607
Income tax expense (benefit) on unrealized gains (losses) on fixed maturity securities	1,100	(184)	4,634	1,712
Other comprehensive income (loss)	3,449	(14,941)	(3,752)	17,189
Total comprehensive income (loss)	$17,108	(11,534)	(1,260)	23,638

Exhibit 99.1 | Citizens, Inc. 8-K 4

CITIZENS, INC.

RELATED INFORMATION
(Recast for LDTI) (Unaudited)

EARNINGS PER SHARE

	For the Three Months Ended				For the Years Ended
(In thousands, except per share amounts)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
Net income (loss)	$13,659	3,407	2,492	6,449	$26,007	72,706
Numerator for Basic Earnings Per Share:
Net income (loss) allocated to Class A common stock	$13,659	3,407	2,492	6,449	$26,007	72,481
Net income (loss) allocated to Class B common stock	—	—	—	—	—	225
Net income (loss)	$13,659	3,407	2,492	6,449	$26,007	72,706
Denominator for Basic Earnings Per Share:
Weighted average shares of Class A outstanding	49,946	50,075	50,373	50,236	50,139	49,664
Weighted average shares of Class B outstanding	—	—	—	—	—	308
Total weighted average shares outstanding	49,946	50,075	50,373	50,236	50,139	49,972
Basic earnings (loss) per share of Class A common stock	$0.27	0.07	0.05	0.13	$0.52	1.46
Basic earnings (loss) per share of Class B common stock	—	—	—	—	—	0.73

Numerator for Diluted Earnings Per Share:
Net income (loss) allocated to Class A common stock	$13,659	3,407	2,492	6,449	$26,007	72,484
Net income (loss) allocated to Class B common stock	—	—	—	—	—	222
Net income (loss)	$13,659	3,407	2,492	6,449	$26,007	72,706
Denominator for Diluted Earnings Per Share:
Weighted average shares of Class A outstanding	50,674	50,799	51,065	50,906	50,867	50,337
Weighted average shares of Class B outstanding	—	—	—	—	—	308
Total weighted average shares outstanding	50,674	50,799	51,065	50,906	50,867	50,645
Diluted earnings (loss) per share of Class A common stock	$0.27	0.06	0.05	0.13	$0.51	1.44
Diluted earnings (loss) per share of Class B common stock	—	—	—	—	—	0.72

Exhibit 99.1 | Citizens, Inc. 8-K 5

CITIZENS, INC.

SEGMENT AND OTHER OPERATING INFORMATION

	Life Insurance
	For the Three Months Ended				For the Years Ended
(In thousands)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
Revenues:
Premiums	$36,192	31,696	29,834	26,931	$124,653	126,058
Net investment income (loss)	13,556	12,806	12,347	11,971	50,680	47,216
Investment related gains (losses), net	(182)	(4,367)	(3,984)	(293)	(8,826)	9,176
Other income (loss)	1,265	682	633	1,088	3,668	3,362
Total revenues	50,831	40,817	38,830	39,697	170,175	185,812
Benefits and expenses:
Insurance benefits paid or provided:
Claims and surrenders	27,808	24,742	21,568	21,458	95,576	91,390
Increase in future policy benefit reserves	(914)	195	3,006	1,376	3,663	7,262
Policyholder liability remeasurement (gain) loss	1,179	(214)	580	414	1,959	1,390
Policyholders' dividends	1,749	1,382	1,509	1,350	5,990	6,140
Total insurance benefits paid or provided	29,822	26,105	26,663	24,598	107,188	106,182
Commissions	6,330	5,103	4,792	3,806	20,031	18,747
Other general expenses	6,127	6,016	5,358	5,691	23,192	20,846
Capitalization of deferred policy acquisition costs	(5,737)	(4,592)	(4,307)	(3,306)	(17,942)	(16,174)
Amortization of deferred policy acquisition costs	3,109	3,081	2,950	3,020	12,160	11,536
Amortization of cost of insurance acquired	29	32	38	24	123	150
Goodwill impairment	—	—	—	—	—	12,624
Total benefits and expenses	39,680	35,745	35,494	33,833	144,752	153,911
Income (loss) before federal income tax	$11,151	5,072	3,336	5,864	$25,423	31,901

	Home Service Insurance
	For the Three Months Ended				For the Years Ended
(In thousands)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
Revenues:
Premiums	$12,059	12,179	12,390	12,433	$49,061	48,670
Net investment income (loss)	3,578	3,527	3,283	3,244	13,632	13,224
Investment related gains (losses), net	352	(462)	(925)	(242)	(1,277)	618
Other income (loss)	—	—	1	—	1	7
Total revenues	15,989	15,244	14,749	15,435	61,417	62,519
Benefits and expenses:
Insurance benefits paid or provided:
Claims and surrenders	5,867	5,987	5,529	6,976	24,359	28,345
Increase in future policy benefit reserves	1,222	943	724	(1,262)	1,627	2,520
Policyholder liability remeasurement (gain) loss	(27)	125	87	254	439	35
Policyholders' dividends	7	7	6	3	23	40
Total insurance benefits paid or provided	7,069	7,062	6,346	5,971	26,448	30,940
Commissions	4,085	4,107	4,132	3,867	16,191	16,716
Other general expenses	4,351	4,228	3,515	4,350	16,444	14,739
Capitalization of deferred policy acquisition costs	(1,825)	(1,780)	(1,877)	(1,475)	(6,957)	(6,566)
Amortization of deferred policy acquisition costs	630	543	518	539	2,230	1,909
Amortization of cost of insurance acquired	146	134	113	105	498	607
Total benefits and expenses	14,456	14,294	12,747	13,357	54,854	58,345
Income (loss) before federal income tax	$1,533	950	2,002	2,078	$6,563	4,174

Exhibit 99.1 | Citizens, Inc. 8-K 6

CITIZENS, INC.

	Other Non-Insurance Enterprises
	For the Three Months Ended				For the Years Ended
(In thousands)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
Revenues:
Premiums	$—	—	—	—	$—	—
Net investment income (loss)	309	271	262	272	1,114	1,055
Investment related gains (losses), net	128	(162)	(107)	(47)	(188)	1,197
Other income (loss)	—	6	—	—	6	(37)
Total revenues	437	115	155	225	932	2,215
Benefits and expenses:
Insurance benefits paid or provided:
Claims and surrenders	—	—	—	—	—	—
Increase in future policy benefit reserves	—	—	—	—	—	—
Policyholder liability remeasurement (gain) loss	—	—	—	—	—	—
Policyholders' dividends	—	—	—	—	—	—
Total insurance benefits paid or provided	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Other general expenses	1,710	1,315	1,527	989	5,541	7,785
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—
Amortization of cost of insurance acquired	—	—	—	—	—	—
Total benefits and expenses	1,710	1,315	1,527	989	5,541	7,785
Income (loss) before federal income tax	$(1,273)	(1,200)	(1,372)	(764)	$(4,609)	(5,570)

	Consolidated
	For the Three Months Ended				For the Years Ended
(In thousands)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2022	Dec. 31, 2021
Revenues:
Premiums	$48,251	43,875	42,224	39,364	$173,714	174,728
Net investment income (loss)	17,443	16,604	15,892	15,487	65,426	61,495
Investment related gains (losses), net	298	(4,991)	(5,016)	(582)	(10,291)	10,991
Other income (loss)	1,265	688	634	1,088	3,675	3,332
Total revenues	67,257	56,176	53,734	55,357	232,524	250,546
Benefits and expenses:
Insurance benefits paid or provided:
Claims and surrenders	33,675	30,729	27,097	28,434	119,935	119,735
Increase in future policy benefit reserves	308	1,138	3,730	114	5,290	9,782
Policyholder liability remeasurement (gain) loss	1,152	(89)	667	668	2,398	1,425
Policyholders' dividends	1,756	1,389	1,515	1,353	6,013	6,180
Total insurance benefits paid or provided	36,891	33,167	33,009	30,569	133,636	137,122
Commissions	10,415	9,210	8,924	7,673	36,222	35,463
Other general expenses	12,188	11,559	10,400	11,030	45,177	43,370
Capitalization of deferred policy acquisition costs	(7,562)	(6,372)	(6,184)	(4,781)	(24,899)	(22,740)
Amortization of deferred policy acquisition costs	3,739	3,624	3,468	3,559	14,390	13,445
Amortization of cost of insurance acquired	175	166	151	129	621	757
Goodwill impairment	—	—	—	—	—	12,624
Total benefits and expenses	55,846	51,354	49,768	48,179	205,147	220,041
Income (loss) before federal income tax	$11,411	4,822	3,966	7,178	$27,377	30,505

Exhibit 99.1 | Citizens, Inc. 8-K 7